UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 31, 2013
_____________________________________________________________________________________
Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
533 Maryville University Drive
St. Louis, Missouri 63141
(Address of principal executive offices)
Registrant’s telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On January 29, 2014, Energizer Holdings, Inc. (the “Company”) issued a press release announcing financial and operating results for its first fiscal quarter ended December 31, 2013 and fiscal 2014 updated financial outlook. This press release, which included the attached unaudited Statement of Earnings for the quarter and year, is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.
Energizer Holdings, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) at the Company’s World Headquarters on Monday, January 27, 2014. At the Annual Meeting, of the 62,625,691 shares outstanding and entitled to vote, 54,547,734 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1:
All of management's nominees for director were elected to serve until the Annual Meeting of Shareholders to be held in 2017 or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
James C. Johnson	47,986,643	358,789	82,827	6,119,475
Ward M. Klein	48,013,816	321,362	93,081	6,119,475
W. Patrick McGinnis	47,971,321	370,924	86,014	6,119,475
John R. Roberts	47,265,165	1,074,994	88,100	6,119,475

Proposal 2:
The appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal 2014 was ratified by the shareholders, by the votes set forth in the table below:

For	Against	Abstain
53,949,114	482,285	116,335

Proposal 3:	The Company's executive compensation, as described in the Company's 2013 Proxy Statement, was approved by the non-binding advisory votes of the shareholders set forth in the table below:

For	Against	Abstain	Broker Non-Votes
45,374,621	1,484,488	1,569,150	6,119,475

Proposal 4:
The Amendment and Restatement of the Company's Articles of Incorporation to declassify the Board, as described in the Company's 2013 Proxy Statement, was approved by votes of the shareholders set forth in the table below:

For	Against	Abstain	Broker Non-Votes
47,981,863	331,366	115,030	6,119,475

Proposal 5:	The Amendment and Restatement of the Company's Incentive Stock Plan, as described in the Company's 2013 Proxy Statement, was approved by votes of the shareholders set forth in the table below:

For	Against	Abstain	Broker Non-Votes
42,241,971	4,624,385	1,561,903	6,119,475

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
See Exhibit Index.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:  /s/ Daniel J. Sescleifer
Daniel J. Sescleifer
Executive Vice President and Chief Financial Officer

Dated: January 29, 2014

EXHIBIT INDEX

Exhibit No.        Description

99.1	Press Release, dated January 29, 2014, Results Of Operations And Financial Condition